Exhibit 99.1

CWALT04_27CB_FIN - Price/Yield - M

Balance         $10,000,000.00   Delay             24                WAC             6.4262911         WAM                    360
Coupon          6                Dated             10/1/2004         NET             6.155431          WALA                     0
Settle          10/28/2004       First Payment     11/25/2004

Price                           1                 2                3                4                5            6             7
                            Yield             Yield            Yield            Yield            Yield        Yield         Yield
          101-20             5.89              5.86             5.84             5.82             5.80         5.77          5.75
          101-24             5.88              5.85             5.82             5.80             5.78         5.75          5.73
          101-28             5.86              5.83             5.81             5.78             5.77         5.74          5.71
          102-00             5.85              5.82             5.79             5.77             5.75         5.72          5.69
          102-04             5.84              5.81             5.78             5.75             5.73         5.70          5.67
          102-08             5.83              5.79             5.76             5.74             5.71         5.68          5.65
          102-12             5.82              5.78             5.75             5.72             5.70         5.66          5.63
          102-16             5.81              5.77             5.73             5.71             5.68         5.64          5.61
          102-20             5.80              5.76             5.72             5.69             5.67         5.63          5.59
          102-24             5.78              5.74             5.71             5.67             5.65         5.61          5.57
          102-28             5.77              5.73             5.69             5.66             5.63         5.59          5.55
          103-00             5.76              5.72             5.68             5.64             5.62         5.57          5.54
          103-04             5.75              5.70             5.66             5.63             5.60         5.55          5.52
          103-08             5.74              5.69             5.65             5.61             5.58         5.53          5.50
          103-12             5.73              5.68             5.63             5.60             5.57         5.52          5.48
          103-16             5.72              5.67             5.62             5.58             5.55         5.50          5.46
          103-20             5.71              5.65             5.61             5.57             5.53         5.48          5.44

             WAL            19.57             15.60            13.12            11.50            10.40         9.02          8.18
        Mod Durn           10.741             9.373            8.443            7.787            7.306        6.651         6.214
   Mod Convexity            1.828             1.372            1.085            0.897            0.769        0.613         0.520
Principal Window      Nov04-Oct34       Nov04-Oct34      Nov04-Oct34      Nov04-Oct34      Nov04-Oct34  Nov04-Oct34   Nov04-Oct34
   Maturity #mos              360               360              360              360              360          360           360

          Prepay            0 PPC            25 PPC           50 PPC           75 PPC          100 PPC      150 PPC       200 PPC

           TREAS Mat  2YR  3YR  5YR 10YR 30YR
                 Yld 2.51 2.77 3.25 3.98 4.77


Price                       8             9           10
                        Yield         Yield        Yield
          101-20         5.73          5.69         5.62
          101-24         5.70          5.67         5.59
          101-28         5.68          5.65         5.56
          102-00         5.66          5.62         5.53
          102-04         5.64          5.60         5.50
          102-08         5.62          5.58         5.48
          102-12         5.60          5.56         5.45
          102-16         5.58          5.53         5.42
          102-20         5.56          5.51         5.39
          102-24         5.54          5.49         5.37
          102-28         5.51          5.46         5.34
          103-00         5.49          5.44         5.31
          103-04         5.47          5.42         5.28
          103-08         5.45          5.39         5.26
          103-12         5.43          5.37         5.23
          103-16         5.41          5.35         5.20
          103-20         5.39          5.33         5.17

             WAL         7.39          6.60         5.26
        Mod Durn        5.765         5.282        4.383
   Mod Convexity        0.438         0.362        0.247
Principal Window  Nov04-Oct34   Nov04-Oct34  Nov04-Jan34
   Maturity #mos          360           360          351

          Prepay      225 PPC       250 PPC      300 PPC


CWALT04_27CB_FIN - Price/Yield - B1

Balance         $4,000,000.00    Delay             24                WAC             6.4262911         WAM                    360
Coupon          6                Dated             10/1/2004         NET             6.155431          WALA                     0
Settle          10/28/2004       First Payment     11/25/2004

Price                           1                 2                3                4                5            6             7
                            Yield             Yield            Yield            Yield            Yield        Yield         Yield
           98-00             6.23              6.25             6.27             6.29             6.30         6.32          6.34
           98-04             6.22              6.24             6.25             6.27             6.28         6.30          6.32
           98-08             6.20              6.22             6.24             6.25             6.26         6.28          6.30
           98-12             6.19              6.21             6.22             6.24             6.25         6.26          6.28
           98-16             6.18              6.20             6.21             6.22             6.23         6.24          6.26
           98-20             6.17              6.18             6.19             6.20             6.21         6.22          6.23
           98-24             6.16              6.17             6.18             6.19             6.19         6.21          6.21
           98-28             6.14              6.15             6.16             6.17             6.18         6.19          6.19
           99-00             6.13              6.14             6.15             6.15             6.16         6.17          6.17
           99-04             6.12              6.13             6.13             6.14             6.14         6.15          6.15
           99-08             6.11              6.11             6.12             6.12             6.12         6.13          6.13
           99-12             6.10              6.10             6.10             6.10             6.11         6.11          6.11
           99-16             6.08              6.09             6.09             6.09             6.09         6.09          6.09
           99-20             6.07              6.07             6.07             6.07             6.07         6.07          6.07
           99-24             6.06              6.06             6.06             6.06             6.05         6.05          6.05
           99-28             6.05              6.05             6.04             6.04             6.04         6.03          6.03
          100-00             6.04              6.03             6.03             6.02             6.02         6.01          6.01

             WAL            19.57             15.60            13.12            11.50            10.40         9.02          8.18
        Mod Durn           10.516             9.185            8.286            7.654            7.190        6.560         6.137
   Mod Convexity            1.767             1.326            1.049            0.870            0.748        0.598         0.509
Principal Window      Nov04-Oct34       Nov04-Oct34      Nov04-Oct34      Nov04-Oct34      Nov04-Oct34  Nov04-Oct34   Nov04-Oct34
   Maturity #mos              360               360              360              360              360          360           360

          Prepay            0 PPC            25 PPC           50 PPC           75 PPC          100 PPC      150 PPC       200 PPC

           TREAS Mat  2YR  3YR  5YR 10YR 30YR
                 Yld 2.51 2.77 3.25 3.98 4.77

Price                       8             9            10
                        Yield         Yield         Yield
           98-00         6.36          6.38          6.45
           98-04         6.34          6.36          6.42
           98-08         6.31          6.34          6.39
           98-12         6.29          6.31          6.36
           98-16         6.27          6.29          6.33
           98-20         6.25          6.26          6.30
           98-24         6.23          6.24          6.27
           98-28         6.20          6.21          6.24
           99-00         6.18          6.19          6.21
           99-04         6.16          6.17          6.19
           99-08         6.14          6.14          6.16
           99-12         6.11          6.12          6.13
           99-16         6.09          6.09          6.10
           99-20         6.07          6.07          6.07
           99-24         6.05          6.05          6.04
           99-28         6.03          6.02          6.01
          100-00         6.01          6.00          5.98

             WAL         7.39          6.60          5.26
        Mod Durn        5.700         5.225         4.339
   Mod Convexity        0.429         0.356         0.242
Principal Window  Nov04-Oct34   Nov04-Oct34   Nov04-Dec33
   Maturity #mos          360           360           350

          Prepay      225 PPC       250 PPC       300 PPC


CWALT04_27CB_FIN - Price/Yield - B2

Balance         $3,000,000.00    Delay             24                WAC             6.4262911         WAM                    360
Coupon          6                Dated             10/1/2004         NET             6.155431          WALA                     0
Settle          10/28/2004       First Payment     11/25/2004

Price                           1                 2                3                4                5            6             7
                            Yield             Yield            Yield            Yield            Yield        Yield         Yield
           93-16             6.68              6.77             6.85             6.91             6.96         7.04          7.11
           93-20             6.67              6.76             6.83             6.89             6.94         7.02          7.09
           93-24             6.66              6.74             6.81             6.87             6.92         7.00          7.07
           93-28             6.64              6.73             6.80             6.85             6.90         6.98          7.04
           94-00             6.63              6.71             6.78             6.84             6.88         6.96          7.02
           94-04             6.62              6.70             6.76             6.82             6.87         6.94          7.00
           94-08             6.60              6.68             6.75             6.80             6.85         6.92          6.98
           94-12             6.59              6.67             6.73             6.78             6.83         6.90          6.96
           94-16             6.58              6.65             6.71             6.77             6.81         6.88          6.93
           94-20             6.57              6.64             6.70             6.75             6.79         6.86          6.91
           94-24             6.55              6.62             6.68             6.73             6.77         6.84          6.89
           94-28             6.54              6.61             6.67             6.71             6.75         6.82          6.87
           95-00             6.53              6.59             6.65             6.70             6.74         6.80          6.85
           95-04             6.52              6.58             6.63             6.68             6.72         6.78          6.83
           95-08             6.50              6.56             6.62             6.66             6.70         6.76          6.80
           95-12             6.49              6.55             6.60             6.64             6.68         6.74          6.78
           95-16             6.48              6.53             6.58             6.63             6.66         6.72          6.76

             WAL            19.57             15.60            13.12            11.50            10.40         9.02          8.18
        Mod Durn           10.225             8.943            8.084            7.483            7.042        6.441         6.037
   Mod Convexity            1.690             1.267            1.005            0.836            0.721        0.580         0.496
Principal Window      Nov04-Oct34       Nov04-Oct34      Nov04-Oct34      Nov04-Oct34      Nov04-Oct34  Nov04-Oct34   Nov04-Oct34
   Maturity #mos              360               360              360              360              360          360           360

          Prepay            0 PPC            25 PPC           50 PPC           75 PPC          100 PPC      150 PPC       200 PPC

           TREAS Mat  2YR  3YR  5YR 10YR 30YR
                 Yld 2.51 2.77 3.25 3.98 4.77


Price                        8             9            10
                         Yield         Yield         Yield
           93-16          7.19          7.29          7.54
           93-20          7.16          7.26          7.50
           93-24          7.14          7.24          7.47
           93-28          7.12          7.21          7.44
           94-00          7.09          7.19          7.41
           94-04          7.07          7.16          7.38
           94-08          7.05          7.13          7.35
           94-12          7.02          7.11          7.32
           94-16          7.00          7.08          7.29
           94-20          6.98          7.06          7.26
           94-24          6.95          7.03          7.23
           94-28          6.93          7.01          7.20
           95-00          6.91          6.98          7.17
           95-04          6.88          6.96          7.14
           95-08          6.86          6.93          7.10
           95-12          6.84          6.91          7.07
           95-16          6.81          6.88          7.04

             WAL          7.39          6.60          5.26
        Mod Durn         5.614         5.152         4.281
   Mod Convexity         0.419         0.347         0.237
Principal Window   Nov04-Oct34   Nov04-Oct34   Nov04-Nov33
   Maturity #mos           360           360           349

          Prepay       225 PPC       250 PPC       300 PPC


CWALT04_27CB_FIN - Price/Yield - M

Balance         $10,000,000.00   Delay             24                WAC             6.4262911         WAM                    360
Coupon          6                Dated             10/1/2004         NET             6.155431          WALA                     0
Settle          10/28/2004       First Payment     11/25/2004

Price                           1                 2                3                4                5            6             7
                            Yield             Yield            Yield            Yield            Yield        Yield         Yield
          101-20             5.86              5.83             5.81             5.79             5.78         5.76          5.75
          101-24             5.84              5.82             5.79             5.77             5.76         5.75          5.73
          101-28             5.83              5.80             5.78             5.76             5.74         5.73          5.71
          102-00             5.82              5.79             5.76             5.74             5.72         5.71          5.69
          102-04             5.80              5.77             5.75             5.72             5.70         5.69          5.67
          102-08             5.79              5.76             5.73             5.71             5.69         5.67          5.65
          102-12             5.78              5.74             5.71             5.69             5.67         5.65          5.63
          102-16             5.76              5.73             5.70             5.67             5.65         5.63          5.61
          102-20             5.75              5.71             5.68             5.66             5.63         5.61          5.59
          102-24             5.74              5.70             5.67             5.64             5.62         5.60          5.57
          102-28             5.72              5.68             5.65             5.62             5.60         5.58          5.56
          103-00             5.71              5.67             5.63             5.60             5.58         5.56          5.54
          103-04             5.70              5.65             5.62             5.59             5.56         5.54          5.52
          103-08             5.69              5.64             5.60             5.57             5.54         5.52          5.50
          103-12             5.67              5.63             5.59             5.55             5.53         5.50          5.48
          103-16             5.66              5.61             5.57             5.54             5.51         5.48          5.46
          103-20             5.65              5.60             5.55             5.52             5.49         5.47          5.44

             WAL            15.27             12.70            11.09            10.01             9.26         8.70          8.20
        Mod Durn            9.252             8.278            7.611            7.131            6.771        6.490         6.224
   Mod Convexity            1.333             1.036            0.849            0.725            0.640        0.577         0.522
Principal Window      Nov04-Oct34       Nov04-Oct34      Nov04-Oct34      Nov04-Oct34      Nov04-Oct34  Nov04-Oct34   Nov04-Oct34
   Maturity #mos              360               360              360              360              360          360           360

          Prepay            5 CPR            10 CPR           15 CPR           20 CPR           25 CPR       30 CPR        35 CPR

           TREAS Mat  2YR  3YR  5YR 10YR 30YR
                 Yld 2.51 2.77 3.25 3.98 4.77


Price                        8             9            10
                         Yield         Yield         Yield
          101-20          5.72          5.68          5.63
          101-24          5.70          5.65          5.60
          101-28          5.68          5.63          5.57
          102-00          5.65          5.60          5.55
          102-04          5.63          5.58          5.52
          102-08          5.61          5.56          5.49
          102-12          5.59          5.53          5.47
          102-16          5.57          5.51          5.44
          102-20          5.55          5.48          5.41
          102-24          5.52          5.46          5.38
          102-28          5.50          5.44          5.36
          103-00          5.48          5.41          5.33
          103-04          5.46          5.39          5.30
          103-08          5.44          5.36          5.28
          103-12          5.42          5.34          5.25
          103-16          5.40          5.32          5.22
          103-20          5.38          5.29          5.20

             WAL          7.21          6.26          5.44
        Mod Durn         5.653         5.055         4.506
   Mod Convexity         0.420         0.332         0.263
Principal Window   Nov04-Oct34   Nov04-Oct34   Nov04-Sep34
   Maturity #mos           360           360           359

          Prepay        40 CPR        45 CPR        50 CPR


CWALT04_27CB_FIN - Price/Yield - B1

Balance         $4,000,000.00    Delay             24                WAC             6.4262911         WAM                    360
Coupon          6                Dated             10/1/2004         NET             6.155431          WALA                     0
Settle          10/28/2004       First Payment     11/25/2004

Price                           1                 2                3                4                5            6             7
                            Yield             Yield            Yield            Yield            Yield        Yield         Yield
           98-00             6.25              6.27             6.29             6.31             6.32         6.33          6.34
           98-04             6.24              6.26             6.27             6.29             6.30         6.31          6.32
           98-08             6.23              6.24             6.26             6.27             6.28         6.29          6.30
           98-12             6.21              6.23             6.24             6.25             6.26         6.27          6.28
           98-16             6.20              6.21             6.22             6.23             6.24         6.25          6.26
           98-20             6.18              6.20             6.21             6.21             6.22         6.23          6.23
           98-24             6.17              6.18             6.19             6.20             6.20         6.21          6.21
           98-28             6.16              6.16             6.17             6.18             6.18         6.19          6.19
           99-00             6.14              6.15             6.16             6.16             6.17         6.17          6.17
           99-04             6.13              6.13             6.14             6.14             6.15         6.15          6.15
           99-08             6.11              6.12             6.12             6.13             6.13         6.13          6.13
           99-12             6.10              6.10             6.11             6.11             6.11         6.11          6.11
           99-16             6.09              6.09             6.09             6.09             6.09         6.09          6.09
           99-20             6.07              6.07             6.07             6.07             6.07         6.07          6.07
           99-24             6.06              6.06             6.06             6.05             6.05         6.05          6.05
           99-28             6.05              6.04             6.04             6.04             6.03         6.03          6.03
          100-00             6.03              6.03             6.02             6.02             6.02         6.01          6.01

             WAL            15.27             12.70            11.09            10.01             9.26         8.70          8.20
        Mod Durn            9.068             8.127            7.484            7.023            6.676        6.404         6.147
   Mod Convexity            1.289             1.003            0.824            0.706            0.624        0.564         0.511
Principal Window      Nov04-Oct34       Nov04-Oct34      Nov04-Oct34      Nov04-Oct34      Nov04-Oct34  Nov04-Oct34   Nov04-Oct34
   Maturity #mos              360               360              360              360              360          360           360

          Prepay            5 CPR            10 CPR           15 CPR           20 CPR           25 CPR       30 CPR        35 CPR

           TREAS Mat  2YR  3YR  5YR 10YR 30YR
                 Yld 2.51 2.77 3.25 3.98 4.77

Price                        8             9            10
                         Yield         Yield         Yield
           98-00          6.36          6.40          6.44
           98-04          6.34          6.37          6.41
           98-08          6.32          6.35          6.38
           98-12          6.30          6.32          6.35
           98-16          6.27          6.30          6.32
           98-20          6.25          6.27          6.30
           98-24          6.23          6.25          6.27
           98-28          6.21          6.22          6.24
           99-00          6.18          6.20          6.21
           99-04          6.16          6.17          6.18
           99-08          6.14          6.15          6.15
           99-12          6.12          6.12          6.13
           99-16          6.09          6.10          6.10
           99-20          6.07          6.07          6.07
           99-24          6.05          6.05          6.04
           99-28          6.03          6.02          6.01
          100-00          6.00          6.00          5.99

             WAL          7.21          6.26          5.44
        Mod Durn         5.589         5.001         4.459
   Mod Convexity         0.412         0.326         0.258
Principal Window   Nov04-Oct34   Nov04-Oct34   Nov04-Sep34
   Maturity #mos           360           360           359

          Prepay        40 CPR        45 CPR        50 CPR


CWALT04_27CB_FIN - Price/Yield - B2

Balance         $3,000,000.00    Delay             24                WAC             6.4262911         WAM                    360
Coupon          6                Dated             10/1/2004         NET             6.155431          WALA                     0
Settle          10/28/2004       First Payment     11/25/2004

Price                           1                 2                3                4                5            6             7
                            Yield             Yield            Yield            Yield            Yield        Yield         Yield
           93-16             6.78              6.86             6.93             6.98             7.03         7.07          7.11
           93-20             6.76              6.84             6.91             6.96             7.01         7.05          7.09
           93-24             6.75              6.83             6.89             6.94             6.99         7.02          7.06
           93-28             6.73              6.81             6.87             6.92             6.97         7.00          7.04
           94-00             6.72              6.79             6.85             6.90             6.95         6.98          7.02
           94-04             6.70              6.78             6.84             6.88             6.93         6.96          7.00
           94-08             6.69              6.76             6.82             6.87             6.91         6.94          6.98
           94-12             6.67              6.74             6.80             6.85             6.89         6.92          6.95
           94-16             6.66              6.73             6.78             6.83             6.87         6.90          6.93
           94-20             6.64              6.71             6.76             6.81             6.85         6.88          6.91
           94-24             6.63              6.69             6.75             6.79             6.83         6.86          6.89
           94-28             6.61              6.68             6.73             6.77             6.81         6.84          6.87
           95-00             6.60              6.66             6.71             6.75             6.79         6.82          6.85
           95-04             6.59              6.64             6.69             6.73             6.77         6.79          6.82
           95-08             6.57              6.63             6.67             6.71             6.75         6.77          6.80
           95-12             6.56              6.61             6.66             6.69             6.73         6.75          6.78
           95-16             6.54              6.59             6.64             6.68             6.71         6.73          6.76

             WAL            15.27             12.70            11.09            10.01             9.26         8.70          8.20
        Mod Durn            8.830             7.932            7.321            6.882            6.552        6.293         6.046
   Mod Convexity            1.232             0.961            0.793            0.681            0.604        0.548         0.497
Principal Window      Nov04-Oct34       Nov04-Oct34      Nov04-Oct34      Nov04-Oct34      Nov04-Oct34  Nov04-Oct34   Nov04-Oct34
   Maturity #mos              360               360              360              360              360          360           360

          Prepay            5 CPR            10 CPR           15 CPR           20 CPR           25 CPR       30 CPR        35 CPR

           TREAS Mat  2YR  3YR  5YR 10YR 30YR
                 Yld 2.51 2.77 3.25 3.98 4.77


Price                         8             9            10
                          Yield         Yield         Yield
           93-16           7.21          7.34          7.50
           93-20           7.19          7.32          7.47
           93-24           7.16          7.29          7.44
           93-28           7.14          7.26          7.41
           94-00           7.11          7.24          7.38
           94-04           7.09          7.21          7.35
           94-08           7.07          7.18          7.32
           94-12           7.04          7.15          7.29
           94-16           7.02          7.13          7.26
           94-20           6.99          7.10          7.23
           94-24           6.97          7.07          7.20
           94-28           6.95          7.05          7.17
           95-00           6.92          7.02          7.14
           95-04           6.90          7.00          7.11
           95-08           6.88          6.97          7.08
           95-12           6.85          6.94          7.05
           95-16           6.83          6.92          7.02

             WAL           7.21          6.26          5.44
        Mod Durn          5.506         4.930         4.398
   Mod Convexity          0.402         0.318         0.252
Principal Window    Nov04-Oct34   Nov04-Oct34   Nov04-Aug34
   Maturity #mos            360           360           358

          Prepay         40 CPR        45 CPR        50 CPR

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

STATEMENT REGARDING CBO PRICING

The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


------------------------------------------------------------------------------------------------------------------------------------
LOGO OMITTED                                                  FASTrader                                             10/25/2004 11:19
                                                         CWALT-0427CB A6 (L)                                                    FMoy
                                                                                                                         Page 1 of 1
------------------------------------------------------------------------------------------------------------------------------------
                 MOY-427CB A6 (L)                  Settlement Date:10/29/2004 Valuation Date:10/25/2004 Yield Curve: USD Swap
Dated Date:      10/1/04     Pricing               -------------------------------------------------------------------------
Trade Date:       1/1/01     WAC: .00                                              Results
Settle Date:    10/28/04     WAM: .00              -------------------------------------------------------------------------
Date of 1st CF: 11/25/04     Type:                                            MOY-427CB/  MOY-427CB/  MOY-427CB/  MOY-427CB/
                                                   Prepay             0% CPR  V50 ACPR    V100 ACPR   V150 ACPR   V200 ACPR
                             --------------------  -------------------------------------------------------------------------
Pmts Per Year:                    Collateral
                             --------------------
Manager:                     Cumulative Prepayment Price 101: 4 Yield   5.44        5.40        5.38        5.34        5.25
Face:           .00                                Price 101: 8 Yield   5.43        5.39        5.36        5.33        5.23
Speed Assumpt.:                                    Price 101:12 Yield   5.42        5.38        5.34        5.31        5.20
---------------                                    Price 101:16 Yield   5.41        5.36        5.33        5.29        5.18
  Monthly Prepayment                               Price 101:20 Yield   5.40        5.35        5.31        5.27        5.15
  Date PSA CPR                                     Price 101:24 Yield   5.39        5.34        5.30        5.25        5.13
-------------------------------------------------  Price 101:28 Yield   5.38        5.32        5.28        5.23        5.10
                  Deal Comments                    -------------------------------------------------------------------------
-------------------------------------------------
                  Tranche Details
Des:       A6            P-Des:      A6
Cusip:                   Description: SENIOR/NAS/AAA
Orig. Bal:10,000,000.00  Current Bal: 10,000,000.00
Factor:   1.00           As of:       1/1/01
Coupon:   5.50           Cpn Mult.:
Cap:                     Floor.:
Last Reset: 1/1/01       Next Reset: 1/1/01                                 Vector Name                       Vector Description
                         Stated Mat:                                        ----------------------------------------------------
Delay Days: 24           Original Pac:                                      MOY-427CB/V150                    **SEE ATTACHED**
Current Pac:             Fitch:                                             MOY-427CB/V200                    **SEE ATTACHED**
S&P:                     Duff:                                              MOY-427CB/V50                     **SEE ATTACHED**
Moody:                                                                      MOY-427CB/V100                    **SEE ATTACHED**
---------------------------------------------------------------------       ----------------------------------------------------
               Coupon Formulas
                  Formula
USD Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
--------------------------------------------------------------------
          1.95  2.11  2.23  2.42  2.83  3.15  3.41  3.63  3.83  3.99
--------------------------------------------------------------------
USD Swap   8yr   9yr  10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr        Security          % of Orig. Bal          Face Value
          4.14  4.27  4.38  4.47  4.57  4.64  4.71  4.79  4.98  5.08        ----------------------------------------------------
--------------------------------------------------------------------        MOY-427CB A6 (L)        100.00         10,000,000.00
                                                                            ----------------------------------------------------


                                      *** Vectors have been used in one or more scenarios. ***
                            *** Please see attached document for detailed scenario assumptions used. ***

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


------------------------------------------------------------------------------------------------------------------------------------
LOGO OMITTED                                                  FASTrader                                             10/25/2004 11:17
                                                         CWALT-0427CB A1 (PT)                                                   FMoy
                                                                                                                         Page 1 of 1
------------------------------------------------------------------------------------------------------------------------------------

                 MOY-427CB A1 (PT)                 Settlement Date:10/29/2004 Valuation Date:10/25/2004 Yield Curve: USD Swap
Dated Date:      10/1/04     Pricing               -------------------------------------------------------------------------
Trade Date:       1/1/01     WAC: .00                                                 Results
Settle Date:    10/28/04     WAM: .00              -------------------------------------------------------------------------
Date of 1st CF: 11/25/04     Type:                 Prepay             0% CPR  V50 ACPR    V100 ACPR   V150 ACPR   V200 ACPR
                                                                             MOY-427CB/  MOY-427CB/  MOY-427CB/  MOY-427CB/
                             --------------------  -------------------------------------------------------------------------
Pmts Per Year:                    Collateral
                             --------------------
Manager:                     Cumulative Prepayment Price 102: 2 Yield   5.85        5.65        5.41        5.14        4.84
Face:           .00                                Price 102: 6 Yield   5.84        5.63        5.38        5.10        4.78
Speed Assumpt.:                                    Price 102:10 Yield   5.82        5.61        5.34        5.05        4.72
---------------                                    Price 102:14 Yield   5.81        5.59        5.31        5.00        4.66
  Monthly Prepayment                               Price 102:18 Yield   5.80        5.56        5.28        4.96        4.60
  Date PSA CPR                                     Price 102:22 Yield   5.79        5.54        5.25        4.91        4.54
-------------------------------------------------  Price 102:26 Yield   5.78        5.52        5.21        4.87        4.48
                  Deal Comments                    -------------------------------------------------------------------------
-------------------------------------------------
                  Tranche Details
Des:        A1            P-Des:      A1
Cusip:                    Description: SENIOR
Orig. Bal: 252,491,000.00 Current Bal: 252,491,000.00
Factor:    1.00           As of:       1/1/01
Coupon:    6.00           Cpn Mult.:
Cap:                      Floor.:                                           Vector Name                       Vector Description
Last Reset: 1/1/01        Next Reset: 1/1/01                                ----------------------------------------------------
Delay Days: 24            Stated Mat:                                       MOY-427CB/V150                    **SEE ATTACHED**
Current Pac:              Original Pac:                                     MOY-427CB/V200                    **SEE ATTACHED**
S&P:                      Fitch:                                            MOY-427CB/V50                     **SEE ATTACHED**
Moody:                    Duff:                                             MOY-427CB/V100                    **SEE ATTACHED**
---------------------------------------------------------------------       ------------------------------------------------------
               Coupon Formulas
                  Formula
USD Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
--------------------------------------------------------------------
          1.95  2.11  2.23  2.42  2.83  3.14  3.40  3.63  3.82  3.99
--------------------------------------------------------------------
USD Swap   8yr   9yr  10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr        Security          % of Orig. Bal          Face Value
          4.14  4.26  4.37  4.47  4.56  4.64  4.71  4.78  4.98  5.07        ----------------------------------------------------
--------------------------------------------------------------------        MOY-427CB A1 (PT)         100.00      252,491,000.00
                                                                            ----------------------------------------------------


                                      *** Vectors have been used in one or more scenarios. ***
                            *** Please see attached document for detailed scenario assumptions used. ***


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


------------------------------------------------------------------------------------------------------------------------------------
LOGO OMITTED                                                  FASTrader                                             10/25/2004 11:16
                                                         CWALT-0427CB A1 (PT)                                                   FMoy
                                                                                                                         Page 1 of 1
------------------------------------------------------------------------------------------------------------------------------------

                 MOY-427CB A1 (PT)                 Settlement Date:10/29/2004 Valuation Date:10/25/2004 Yield Curve: USD Swap
Dated Date:      10/1/04     Pricing               -------------------------------------------------------------------------
Trade Date:       1/1/01     WAC: .00                                                 Results
Settle Date:    10/28/04     WAM: .00              -------------------------------------------------------------------------
Date of 1st CF: 11/25/04     Type:                                            MOY-427CB/  MOY-427CB/  MOY-427CB/  MOY-427CB/
                                                   Prepay             0% CPR  V50 ACPR    V100 ACPR   V150 ACPR   V200 ACPR
                             --------------------  -------------------------------------------------------------------------
Pmts Per Year:                    Collateral
                             --------------------
Manager:                     Cumulative Prepayment Price 101:26 Yield   5.87        5.69        5.48        5.23        4.97
Face:           .00                                Price 101:30 Yield   5.86        5.67        5.44        5.19        4.91
Speed Assumpt.:                                    Price 102: 2 Yield   5.85        5.65        5.41        5.14        4.84
---------------                                    Price 102: 6 Yield   5.84        5.63        5.38        5.10        4.78
  Monthly Prepayment                               Price 102:10 Yield   5.82        5.61        5.34        5.05        4.72
  Date PSA CPR                                     Price 102:14 Yield   5.81        5.59        5.31        5.00        4.66
-------------------------------------------------  Price 102:18 Yield   5.80        5.56        5.28        4.96        4.60
                  Deal Comments                    -------------------------------------------------------------------------
-------------------------------------------------
                  Tranche Details
Des:        A1            P-Des:      A1
Cusip:                    Description: SENIOR
Orig. Bal: 252,491,000.00 Current Bal: 252,491,000.00
Factor:    1.00           As of:       1/1/01
Coupon:    6.00           Cpn Mult.:
Cap:                      Floor.:
Last Reset: 1/1/01        Next Reset: 1/1/01                                Vector Name                       Vector Description
Delay Days: 24            Stated Mat:                                       ----------------------------------------------------
Current Pac:              Original Pac:                                     MOY-427CB/V150                    **SEE ATTACHED**
S&P:                      Fitch:                                            MOY-427CB/V200                    **SEE ATTACHED**
Moody:                    Duff:                                             MOY-427CB/V50                     **SEE ATTACHED**
                                                                            MOY-427CB/V100                    **SEE ATTACHED**
---------------------------------------------------------------------       ----------------------------------------------------
               Coupon Formulas
                  Formula
USD Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
--------------------------------------------------------------------
          1.95  2.11  2.23  2.42  2.83  3.14  3.40  3.63  3.82  3.99
--------------------------------------------------------------------
USD Swap   8yr   9yr  10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr        Security          % of Orig. Bal          Face Value
          4.14  4.26  4.37  4.47  4.56  4.64  4.71  4.78  4.98  5.07        ----------------------------------------------------
--------------------------------------------------------------------        MOY-427CB A1 (PT)         100.00      252,491,000.00
                                                                            ----------------------------------------------------


                                      *** Vectors have been used in one or more scenarios. ***
                            *** Please see attached document for detailed scenario assumptions used. ***

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


------------------------------------------------------------------------------------------------------------------------------------
LOGO OMITTED                                                  FASTrader                                             10/27/2004 13:15
                                                         JJS-427CB A2 (A)                                                  jeshapiro
                                                                                                                         Page 1 of 1
------------------------------------------------------------------------------------------------------------------------------------


                 JJS-427CB A2 (A)                  Settlement Date:10/29/2004 Valuation Date:10/27/2004 Yield Curve: USD Swap
-------------------------------------------------  -------------------------------------------------------------------------
Dated Date:      10/1/04     Pricing                                                  Results
Trade Date:       1/1/01     WAC: .00              -------------------------------------------------------------------------
Settle Date:    10/28/04     WAM: .00                                         JJS-427CB/  JJS-427CB/  JJS-427CB/  JJS-427CB/
Date of 1st CF: 11/25/04     Type:                 Prepay             0% CPR  V50 ACPR    V100 ACPR   V150 ACPR   V200 ACPR
                             --------------------  -------------------------------------------------------------------------
                                  Collateral
Pmts Per Year:               --------------------
                             Cumulative Prepayment
Manager:                                           Price 101: 6 Yield    5.42       5.27       5.07       4.83        4.62
Face:           .00                                Price 101:10 Yield    5.41       5.25       5.03       4.78        4.55
Speed Assumpt.:                                    Price 101:14 Yield    5.40       5.23       4.99       4.72        4.47
---------------                                    Price 101:18 Yield    5.39       5.21       4.95       4.66        4.40
  Monthly Prepayment                               Price 101:22 Yield    5.38       5.18       4.91       4.60        4.32
  Date PSA CPR                                     Price 101:26 Yield    5.37       5.16       4.87       4.55        4.25
-------------------------------------------------  Price 101:30 Yield    5.36       5.14       4.83       4.49        4.18
                  Deal Comments                    -------------------------------------------------------------------------
-------------------------------------------------
                  Tranche Details
Des:        A2            P-Des:      A2
Cusip:                    Description: SENIOR/AAA
Orig. Bal: 88,598,000.00  Current Bal: 88,598,000.00
Factor:    1.00           As of:       1/1/01
Coupon:    5.50           Cpn Mult.:
Cap:                      Floor.:
Last Reset: 1/1/01        Next Reset: 1/1/01                                Vector Name                       Vector Description
Delay Days: 24            Stated Mat:                                       ----------------------------------------------------
Current Pac:              Original Pac:                                     JJS-427CB/V100                     **SEE ATTACHED**
S&P:                      Fitch:                                            JJS-427CB/V150                     **SEE ATTACHED**
Moody:                    Duff:                                             JJS-427CB/V50                      **SEE ATTACHED**
                                                                            JJS-427CB/V200                     **SEE ATTACHED**
---------------------------------------------------------------------       ----------------------------------------------------
               Coupon Formulas
                  Formula
--------------------------------------------------------------------
USD Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
--------------------------------------------------------------------
          1.96  2.13  2.25  2.46  2.93  3.25  3.52  3.74  3.94  4.10
--------------------------------------------------------------------
USD Swap   8yr   9yr  10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
--------------------------------------------------------------------         Security           % of Orig. Bal       Face Value
          4.25  4.37  4.48  4.58  4.67  4.74  4.81  4.88  5.07  5.15        ----------------------------------------------------
--------------------------------------------------------------------        JJS-427CB A2 (A)       100.00         88,598,000.00
                                                                            ----------------------------------------------------


                                      *** Vectors have been used in one or more scenarios. ***
                            *** Please see attached document for detailed scenario assumptions used. ***

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


------------------------------------------------------------------------------------------------------------------------------------
LOGO OMITTED                                             FASTrader                                                  10/27/2004 13:19
                                                      JJS-427CB A4 (F)                                                     jeshapiro
                                                                                                                         Page 1 of 1
------------------------------------------------------------------------------------------------------------------------------------


                 JJS-427CB A4 (F)                  Settlement Date:10/29/2004 Valuation Date:10/27/2004 Yield Curve: USD Swap
Dated Date:      10/1/04     Pricing               -------------------------------------------------------------------------
Trade Date:       1/1/01     WAC: .00                                                 Results
Settle Date:    10/28/04     WAM: .00              -------------------------------------------------------------------------
Date of 1st CF: 11/25/04     Type:                                                1.84000      1.84000      1.84000      1.84000
                             --------------------     1M_LIB            1.84000   JJS-427CB/   JJS-427CB/   JJS-427CB/   JJS-427CB/
                                  Collateral          Prepay            0% CPR    V50 ACPR     V100 ACPR    V150 ACPR    V200 ACPR
Pmts Per Year:               --------------------  -------------------------------------------------------------------------
                             Cumulative Prepayment
Manager:                                             Price 99:20  Yield  2.326        2.354      2.390      2.432       2.479
Face:           .00                                  Price 99:24  Yield  2.318        2.336      2.361      2.388       2.420
Speed Assumpt.:                                      Price 99:28  Yield  2.309        2.319      2.331      2.345       2.360
---------------                                      Price 100: 0 Yield  2.301        2.301      2.301      2.301       2.301
  Monthly Prepayment                                 Price 100: 4 Yield  2.293        2.283      2.271      2.257       2.242
  Date PSA CPR                                       Price 100: 8 Yield  2.284        2.266      2.242      2.214       2.183
-------------------------------------------------    Price 100:12 Yield  2.276        2.248      2.212      2.170       2.124
                  Deal Comments                      -------------------------------------------------------------------------
-------------------------------------------------
                  Tranche Details
Des:        A4            P-Des:      A4
Cusip:                    Description: Floater
Orig. Bal: 25,000,000.00  Current Bal: 25,000,000.00
Factor:    1.00           As of:       1/1/01
Coupon:    2.29           Cpn Mult.:
Cap:                      Floor.:
Last Reset: 1/1/01        Next Reset: 11/23/04                              Vector Name                       Vector Description
Delay Days: 0             Stated Mat:                                       ----------------------------------------------------
Current Pac:              Original Pac:                                     JJS-427CB/V100                     **SEE ATTACHED**
S&P:                      Fitch:                                            JJS-427CB/V150                     **SEE ATTACHED**
Moody:                    Duff:                                             JJS-427CB/V50                      **SEE ATTACHED**
                                                                            JJS-427CB/V200                     **SEE ATTACHED**
---------------------------------------------------------------------       ----------------------------------------------------
                          Coupon Formulas
Formula
----------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.4500 Cap 8.0000 @ 7.5500 Floor 0.4500 @ 0.0000
----------------------------------------------------------------------
USD Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
----------------------------------------------------------------------
          1.96  2.13  2.25  2.46  2.94  3.28  3.54  3.77  3.97  4.13
----------------------------------------------------------------------
USD Swap   8yr   9yr  10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
----------------------------------------------------------------------      Security           % of Orig. Bal       Face Value
          4.28  4.40  4.51  4.61  4.70  4.77  4.84  4.91  5.10  5.19        ----------------------------------------------------
----------------------------------------------------------------------      JJS-427CB A4 (F)       100.00         25,000,000.00
                                                                            ----------------------------------------------------


                                      *** Vectors have been used in one or more scenarios. ***
                            *** Please see attached document for detailed scenario assumptions used. ***

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.